SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):            October 27, 2004

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2004, Interface, Inc. issued a press release reporting Interface, Inc.’s financial results for the third quarter 2004.  A copy of such press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.  The information set forth in this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 2.05         COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

 On October 27, 2004, Interface, Inc. committed to a plan to exit its owned Re:Source dealer businesses, which are part of a broader network of owned and aligned dealers that sell and install floorcovering products.  This action, which is expected to be completed by the end of the second quarter of 2005, is being taken to reduce the losses associated with these businesses going forward, and to reduce the cost structure and working capital requirements of the Company.

In connection with this action, the Company recorded write-downs for the impairment of assets and goodwill of $17.5 million and $29.0 million, respectively, in the third quarter of 2004.  The Company estimates the future cash expenditures for the action to be $10 million, primarily for funding future losses and for potentially continuing lease obligations and potential severance benefits.  Such cash expenditures are expected to be offset by the realization of approximately $25 million of working capital proceeds associated with the exit activities.

This Form 8-K contains statements which may constitute “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based. Any forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include risks and uncertainties associated with economic conditions in the commercial interiors industry as well as the risks and uncertainties discussed under the heading “Risk Factors” included in the amendment to the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission on June 28, 2004, which discussion is hereby incorporated by reference. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of Businesses Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)          Exhibits.

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated October 27, 2004, reporting Interface, Inc.’s financial results for the third quarter 2004 (furnished pursuant to Item 2.02 of this Report).

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Vice President and Chief Financial Officer
Date: October 27, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated October 27, 2004, reporting Interface, Inc.’s financial results for the third quarter 2004 (furnished pursuant to Item 2.02 of this Report).